EXHIBIT 32. 1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Alaska Pacific Energy Corp. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                        /s/ James R. King

                                                                        James R. King President, Chief  Financial Officer, Chief Executive Officer, Director

                                                                        Dated: April 30, 2010

                                                                        /s/ Timothea Welsh

                                                                        Timothea Welsh

                                                                        Secretary and Director

                                                                        Dated: April 30, 2010

                                                                        /s/ George Skrivanos

                                                                        George Skrivanos

                                                                        Director

                                                                        Dated: April 30, 2010